                                                                    EXHIBIT 99.3

                    1010 COMMON BUILDING & ANNEX-BHNO, INC.

                            BUDGET COMPARISON REPORT
                    FOR THE 01 MONTH ENDING JANUARY 31, 1998



CURRENT     CURRENT       CURR.                                           YTD         YTD         YTD          YTD
ACTUAL      BUDGET       VARIANCE                                        ACTUAL      BUDGET     VARIANCE     $/SQ. FT.
-------     -------     ---------                                       -------     -------     -------      ---------
                                          RENTAL INCOME
$41,987     $46,937     $(4,950)          OFFICE RENT (FIXED)            $41,987     $46,937     $(4,950)     $  0.0
-------     -------     -------                                          -------     -------     -------       ------
$41,987     $46,937     $(4,950)          TOTAL RENTAL INCOME             41,987      46,937      (4,950)        0.0
-------     -------     -------                                          -------     -------     -------      ------

                                          TENANT REIMBURSEMENTS
     49           0          49            TUBES & BULBS                      49           0          49         0.0
      3           0           3            LOCKS AND KEYS                      3           0           3         0.0
     68           0          68            LATE FEES                          68           0          68         0.0
 ------     -------      ------                                          -------     -------     -------      ------
    120           0         120           TOTAL TENANT REIMB.                120           0         120         0.0
 ------     -------      ------                                          -------     -------     -------      ------

                                          OTHER INCOME
 50,000      46,000       4,000            GARAGE NET INCOME              50,000      46,000       4,000         0.1
 ------     -------      ------                                          -------     -------     -------      ------
 50,000      46,000       4,000            TOTAL OTHER INCOME             50,000      46,000       4,000         0.1
 ------     -------      ------                                          -------     -------     -------      ------
 92,107      92,937        (830)           TOTAL INCOME COLLECTED         92,107      92,937        (830)        0.2
 ------     -------      ------                                          -------     -------     -------      ------

                                          OPERATING EXPENSES

                                           CLEANING
    149         200          51            SUPPLIES & MATERIAL               149         200          51         0.0
  3,700       3,800         100            CONTRACT SERVICES               3,700       3,800         100         0.0
    298         190        (108)           CARPET & FLOOR CLEANING           298         190        (108)        0.0
    200         100        (100)           WINDOW CLEANING                   200         100        (100)        0.0
    402         205        (197)           TRASH REMOVAL                     402         205        (197)        0.0
      0         300         300            MISCELLANEOUS                       0         300         300         0.0
 ------     -------      ------                                          -------     -------     -------      ------
  4,749       4,795          46            TOTAL CLEANING                  4,749       4,795          46         0.0
 ------     -------      ------                                          -------     -------     -------      ------

                                          REPAIRS & MAINTENANCE
 10,452      10,058        (394)           WAGES-ENGINEERS                10,452      10,058        (394)        0.0
    598       1,000         402            BULB & BALLAST SUPPLIES           598       1,000         402         0.0
      0         500         500            ELECTRICAL REPAIRS                  0         500         500         0.0
  3,926       6,615       2,689            ELEVATORS MAINTENANCE           3,926       6,615       2,689         0.0
  2,449       1,600        (849)           HVAC REPAIRS & MAINT.           2,449       1,600        (849)        0.0
    223       1,000         777            HVAC SUPPLIES                     223       1,000         777         0.0
      0         100         100            PLANT MAINTENANCE                   0         100         100         0.0
      0         200         200            MAINTENANCE SUPPLIES                0         200         200         0.0


                              [LATTER & BLUM LOGO]

                    1010 COMMON BUILDING & ANNEX-BHNO, INC.

                            BUDGET COMPARISON REPORT
                    FOR THE 01 MONTH ENDING JANUARY 31, 1998



  CURRENT     CURRENT      CURRENT                                   YTD          YTD          YTD          YTD
  ACTUAL       BUDGET      VARIANCE                                 ACTUAL       BUDGET      VARIANCE     $/SQ. FT.
      60         150           90    RADIO COMMUNICATIONS               60          150            90        0.00
      32          38            6    PAGERS                             32           38             6        0.00
   1,535         800         (735)   PLUMBING REPAIRS                1,535          800          (735)       0.00
     102         175           73    MISCELLANEOUS                     102          175            73        0.00
--------    --------     --------                                 --------     --------     ---------     -------
  19,377      22,236        2,859    TOTAL REPAIRS & MAINT.         19,377       22,236         2,859        0.00
--------    --------     --------                                 --------     --------     ---------     -------

                                     OTHER SERVICES
     418       1,675        1,257     ALARM & MONITORING               418        1,675         1,257        0.00
     139         170           31     UNIFORMS                         139          170            31        0.00
      10          50           40     LOCKSMITH                         10           50            40        0.00
      84          85            1     MUSIC                             84           85             1        0.00
     125         125            0     PEST CONTROL                     125          125             0        0.00
  10,289       6,600       (3,689)    SECURITY                      10,289        6,600        (3,689)       0.00
     275         275            0     WATER TESTING                    275          275             0        0.00
       0         250          250     MISCELLANEOUS                      0          250           250        0.00
--------    --------     --------                                 --------     --------     ---------     -------
  11,340       9,230       (2,110)    TOTAL OTHER SERVICES          11,340        9,230        (2,110)       0.00
--------    --------     --------                                 --------     --------     ---------     -------

                                     ADMINISTRATIVE EXPENSE
   2,133       2,260          127     MANAGER-SALARIES               2,133        2,260           127        0.00
     781         815           34     CLERICAL-SALARIES                781          815            34        0.00
      49          60           11     COPIER AGREEMENT                  49           60            11        0.00
     120         400          280     OFFICE AGREEMENT                 120          400           280        0.00
   2,500       2,500            0     MANAGEMENT FEE                 2,500        2,500             0        0.00
      29         100           71     POSTAGE                           29          100            71        0.00
     798         600         (198)    TELEPHONE                        798          600          (198)       0.00
      89          50          (39)    MISCELLANEOUS                     89           50           (39)       0.00
--------    --------     --------                                 --------     --------     ---------     -------
   6,499       6,785          286     TOTAL ADMINISTRATIVE           6,499        6,785           286        0.00
--------    --------     --------                                 --------     --------     ---------     -------

                                     UTILITIES
  22,683      35,000       12,317     ELECTRICITY                   22,683       35,000        12,317        0.00
   1,145       2,400        1,255     GAS                            1,145        2,400         1,255        0.00
   2,165       1,550         (615)    WATER & SEWER                  2,165        1,550          (615)       0.00
--------    --------     --------                                 --------     --------     ---------     -------
  25,993      38,950       12,957     TOTAL UTILITIES               25,993       38,950        12,957        0.00
--------    --------     --------                                 --------     --------     ---------     -------

                                     TAXES & INSURANCE
       0      60,000       60,000     AD VALOREM TAXES-TOWER             0       60,000        60,000        0.00
--------    --------     --------                                 --------     --------     ---------     -------
       0      60,000       60,000     TOTAL TAXES & INSURANCE            0       60,000        60,000        0.00
--------    --------     --------                                 --------     --------     ---------     -------


                              [LATTER & BLUM LOGO]

                    1010 COMMON BUILDING & ANNEX-BHNO, INC.

                            BUDGET COMPARISON REPORT
                    FOR THE 01 MONTH ENDING JANUARY 31, 1998


  CURRENT       CURRENT        CURR.                                       YTD            YTD            YTD            YTD
  ACTUAL        BUDGET       VARIANCE                                     ACTUAL         BUDGET        VARIANCE       $/SQ. FT.
-----------   -----------   ----------                                   --------       --------      ----------     -----------
                                        ANNEX EXPENSES
-----------   -----------   ----------                                   --------       --------      ----------     -----------
-----------   -----------   ----------                                   --------       --------      ----------     -----------


     67,958       141,996       74,038   TOTAL OPERATING EXPENSES          67,958        141,996          74,038            0.10
-----------   -----------   ----------                                   --------       --------      ----------     -----------
     24,149       (49,059)      73,208   NET FROM OPERATIONS               24,149        (49,059)         73,208            0.00
-----------   -----------   ----------                                   --------       --------      ----------     -----------

                                         NON OPERATING EXPENSES

                                        LEASING EXPENSES
         26             0          (26)  LEASING EXPENSES                      26              0             (26)           0.00
        761             0         (761)  TENANT GIFTS                         761              0            (761)           0.00
-----------   -----------   ----------                                   --------       --------      ----------     -----------
        787             0         (787)  TOTAL LEASING EXPENSES               787              0            (787)           0.00
-----------   -----------   ----------                                   --------       --------      ----------     -----------

                                        OTHER EXPENSES
     21,474        20,786         (688)  GROUND RENT                       21,474         20,786            (688)           0.03
        750         1,500          750   LEGAL & PROFESSIONAL                 750          1,500             750            0.00
-----------   -----------   ----------                                   --------       --------      ----------     -----------
     22,224        22,286           62   TOTAL OTHER EXPENSES              22,224         22,286              62            0.03
-----------   -----------   ----------                                   --------       --------      ----------     -----------

      1,138       (71,345)      72,483   CASH FLOW AFTER NON-OPER.          1,138        (71,345)         72,483            0.02
-----------   -----------   ----------                                   --------       --------      ----------     -----------

      2,812             0       (2,812)  INS. EXPENSE-5/95                  2,812              0          (2,812)           0.01
                                        DEBT SERVICE
-----------   -----------   ----------                                   --------       --------      ----------     -----------
-----------   -----------   ----------                                   --------       --------      ----------     -----------

     (1,674)      (71,345)      69,671   CASH FLOW AFTER DEBT SER.         (1,674)       (71,345)         69,671            0.01
-----------   -----------   ----------                                   --------       --------      ----------     -----------

                                        CAPITAL EXPENDITURES

                                        CODE & LIFE SAFETY
-----------   -----------   ----------                                   --------       --------      ----------     -----------
-----------   -----------   ----------                                   --------       --------      ----------     -----------

                                        TENANT FINISH & CORE REN.
-----------   -----------   ----------                                   --------       --------      ----------     -----------
-----------   -----------   ----------                                   --------       --------      ----------     -----------




                              [LATTER & BLUM LOGO]

                    1010 COMMON BUILDING & ANNEX-BHNO, INC.

                            BUDGET COMPARISON REPORT
                    FOR THE 01 MONTH ENDING JANUARY 31, 1998


  CURRENT       CURRENT        CURR.                                       YTD            YTD            YTD            YTD
  ACTUAL        BUDGET       VARIANCE                                     ACTUAL         BUDGET        VARIANCE       $/SQ. FT.
-----------   -----------   ----------                                   --------       --------      ----------     -----------
     (1,674)      (71,345)      69,671   CASH FLOW AFTER CAP. EXP.         (1,674)       (71,345)         69,671             0.0
-----------   -----------   ----------                                   --------       --------      ----------     -----------

                                         DEPRECIATION & AMORT.
-----------   -----------   ----------                                   --------       --------      ----------     -----------
-----------   -----------   ----------                                   --------       --------      ----------     -----------


     (1,674)      (71,345)      69,671   NET CASH FLOW                     (1,674)       (71,345)         69,671             0.0
===========   ===========   ==========                                   ========       ========      ==========     ===========




                              [LATTER & BLUM LOGO]